PROPERTY AND EQUIPMENT NET (Tables)	6 Months Ended
Jun. 30, 2022
PROPERTY AND EQUIPMENT NET
Schedule of Property and equipment
	June 30,	December 31,
	2022	2021
	(Unaudited)
Transportation vehicles	$226,936	$238,851
Electronic equipment	94,002	98,937
Office equipment and furniture	9,103	9,581
Subtotal	330,041	347,369
Less: accumulated depreciation	(303,602)	(311,985)
Property and equipment, net	$26,439	$35,384